Exhibit 99

TechTeam Global, Inc. IT and Business Process Outsourcing solutions Global provider of Financial Analyst Presentation

Company Profile A global provider of IT and business process outsourcing solutions to Fortune 1000 corporations, government agencies, and service organizations. Ability to integrate computer services into a flexible, total single- point-of-contact solution is a key element of TechTeam's success. Strong commitment to quality and has been delivering IT service solutions for over 20 years. Partnerships with some of the best-in-class corporations provide TechTeam with unparalleled experience in providing IT support solutions: Help Desk/Call Center Services Technical Staffing Professional Services/Systems Integration Training Programs

History of TechTeam Global, Inc.

Key Competitive Strengths Internationally Recognized Client Base affording significant growth potential and highly respected references Multiple Service Offerings that provide expanded business opportunities with existing clients for new services Technically Proficient Employee Base that enables the Company to compete more effectively for sophisticated IT support services Recognition for Delivery of Quality Services in the form of ISO 9001:2000 certification, the international standard for quality assurance and operating consistency Advanced Technology Infrastructure featuring state-of-the-art call centers that enable the Company to maintain a leading position as a provider of IT support services Strong Financial Position and Solid Balance Sheet

Quality Awards and Certifications ISO 9001:2000 Certification - First IT company in the United States to receive IS0 certification (achieved ISO 9001:1994 in 1995 and ISO 9001:2000 in 2003) "Q1 Preferred Quality Award" - Ford Motor Company; 2003 and 1996 (first IT company to receive this award) "Metropolitan Detroit's 101 Best and Brightest Companies to Work For" - Michigan Business and Professional Association; 2002 "The Largest Solution Providers in North America" - VAR Business 500; Recognized nine consecutive years: 2003, 2002, 2001, 2000, 1999, 1998, 1997, 1996, and 1995 "Pacesetter" - United Way, Recognition for outstanding efforts and contributions to the United Way Campaign; 1998 "Hewlett-Packard Lew Platt Award" - 1998 "Future of Greater Detroit" - Recognition for outstanding contribution to Metropolitan Detroit through sales and employment growth; 1998, 1997, and 1996 "One of the Best 100 Growth Companies" - Financial World; 1997

Quality Awards and Certifications (continued) "One of the Best Performing Stocks" - Bloomberg Personal; 1997 and 1996 "One of America's Top 100 Fastest Growing Companies" - Fortune Magazine; 1996 "One of the 200 Best Small Companies" - Forbes Magazine; 1996 "Chrysler Corporation Pentastar Award" - Chrysler Corporation; 1996 "Making Excellence" - Ford Motor Company; 1996 and 1995 "The 100 Best Small Corporations" - Business Week Magazine; 1995 "Rocketing Revenues: Ranking 500 of the Fastest Growing U.S. Technology Companies" - Technology Transfer Business; 1995 "One of the Best Small Companies in America" - Forbes Magazine; 1994

TechTeam's Clients

TechTeam

TechTeam's Key Client Programs

Client	Since	Support Services Provided	Users or Volume	Locations
Ford	1979	Global, multilingual support for corporate proprietary and standard applications.	169,000 users	Global
DaimlerChrysler	1994	Multilingual support on proprietary and standard software.	6,000 dealers	North America and Europe
John Deere	1998	Corporate support for proprietary and standard software packages.	16,000 internal users 8,000 suppliers	80+% of all North American operations and partnerships with Australia and Europe
Liberty Mutual.	1997	Corporate support for proprietary and standard applications.	38,000 users	800 North American locations
ups	1997	Support for all e-business applications (customer automation software and hardware).	All UPS automated customers in Europe	15 countries 11 languages
DELL	1999	PC scheduling and deployment services.	25,000+ systems per year	U.S. locations
Schering-Plough	2000	Global, multilingual support on IT infrastructure and proprietary clinical applications.	12,000 users	Global 5 languages
	2000	Pan European, multilingual government information service for all European citizens.	380 million European citizens	15 countries 11 languages
exel	2001	IT infrastructure and Supply Chain Management application support.	All Exel employees providing logistics services to Ford in Europe	Europe
you can Canon	2001	Web Self Service solution in combination with Pan European Help Desk Service.	All Canon consumers in Europe	13 countries 9 languages
essilor	2002	Support Portal on-line e-support and/or agent-assisted support delivered by TechTeam from its Brussels Support Center. Went live in March 2003.	8,000 users growing to 13,000 users	Global (facilities in 42 countries) 3 languages

8

TechTeam's Partners

What We Do Service Offerings • Help Desk and Call Center Services • Professional Services • Systems Integration • Technical Staffing • Training Programs Industries Served • Automotive • Manufacturing • Insurance • Financial Services • Government • Hospitality, Retail, and Foodservice • Consumer Products • Pharmaceuticals • High Technology Parcel Service and Logistics Delivery Methods • Managed Services • Outsourced • Co-Sourced • Project-Based

Single Point of Contact Solutions Help Desk/Call Center Services Multilingual Help Desk Support 24x7x365 Global Coverage Integrated Technology Platform Professional Services/ Systems Integration Network Design, Implementation, and Management Deployments and Upgrades Asset Lifecycle Management Procurement and Leasing Technical Staffing Systems Design/Analysis Programming Network Support Program/Project Management Networking Technical Support Training Programs Customized End User Programs Technical Programs Web-based Training Single Point of Contact

Incident Management Knowledge Management Data Analytics Self-Service Tools Remote Diagnostics Password Management Learning Lab Personalization Multilingual IDEAS that work, SOLUTIONS that last TechTeam's Support Portal

1st Qtr 2nd Qtr 3rd Qtr 4th Qtr East 25 20 7.5 7.5 7.5 7.5 25 Support Portal Capabilities "Just-In-Time" Integrated with Knowledge Base 50,000 Shows in Six Languages Customer Entitlement Problem Tracking Multimedia Enabled Escalation and Notification Integration Incident Management Password Management Data Analytics Knowledge Management E-Learning Diagnostics Asset Management Application Sharing Remote Control Auto Fix System Telemetry

TechTeam's Core Strategic Benefit TechTeam's value proposition provides: TechTeam's core strategic benefit to customers is our ability to provide the best value proposition in the industry!

FLEXIBILITY QUALITY LOW COST TechTeam's Value Proposition CUSTOMER SATISFACTION Empowered, Flat Management Structure Low Operating Cost Model Cost-Effective Pricing Financially Profitable and Strong Balance Sheet ISO Certified Service Provider Since 1995 Use of Best Practices Continuous Process Improvement Creates Long-Term Client Loyalty Low Risk - Proven Solutions Innovative Pricing Models SPOC Model Provides the Ability to Integrate all Service Lines 20 Years of Experience with Some of the World's Most Demanding Customers Innovative Resource Management Methodology Adding Value for Our Customers Meeting and Exceeding Service Level Agreements Delivering Innovative Cost-Effective Solutions Account Management Methodology Employee Retention and Career Development

The Market

TechTeam's Marketing Strategy Partner with some of the world's best-in-class corporations to develop unparalleled expertise and experience in providing Information Technology (IT) and Business Process Outsourcing (BPO) solutions Utilize global presence and capabilities to generate new business opportunities and develop stronger business relationships with existing customers Deliver a flexible total solution for our customers comprised of measurable, value-added services Expand service offerings around our knowledge and experience in managing corporate help desk and call center programs for some of the world's most demanding customers Emphasize Quality! Quality! Quality! in everything we do

Technical Support and Help Desk Outsourcing Market Source: International Data Corporation (IDC) 2004 2007 BPO 16 21.5 International Data Corporation (IDC) predicts that the compounded annual growth rate (CAGR) for help desk outsourcing over the next five years will be 11.2%. According to IDC, the market for technical support and help desk business process outsourcing is expected to grow from $16.0 billion in 2004 to $21.5 billion in 2007.

Technical Support and Help Desk Market 2002 2003 2004 2005 2006 2007 Technical Support 10.7 11.3 12.1 13.2 14.6 15.9 Help Desk Support 3.3 3.6 3.9 4.4 5 5.6 Total 14 14.8 16 17.6 19.6 21.5 Source: International Data Corporation (IDC); 12/02

Business Process Outsourcing Market 2000 2005 BPO 119 234 Source: Gartner Dataquest Gartner's most recent projection for the worldwide BPO market predicted a $234 billion opportunity by 2005, with the market growing at a compounded annual growth rate of 14% between 2000 and 2005.

Financials

Corporate Services vs. Leasing/GE Revenue 1999 2000 2001 2002 2003 Corporate Services 85.01 80.66 74.32 77.53 85.8 Leasing Operations 20.47 27.35 19.85 9.1 2.3 Dollars in Millions Corporate Services Leasing Operations GE TechTeam

1999 2000 2001 2002 2003 Revenue 6.4 10.2 11.7 17.2 27.9 TechTeam Europe's Total Revenue Dollars in Millions From 1999 - 2003, the compounded annual growth rate (CAGR) for TechTeam Europe was 44.4%.

2003 Revenue Help Desk/Call Center 76.8% Systems Integration 9.3% Technical Staffing 10.3% Total 2003 Revenue: $88.1 million

Strong Balance Sheet Total Assets $78,963 Cash and Equivalents $36,145 Cash and Equivalents Per Share Outstanding $4.25 Working Capital $47,515 Debt/Total Capitalization 0.4% Total Shareholders' Equity $58,731 Book Value of Common Stock $6.90 As of March 31, 2004 (in thousands, except per-share amounts)

Book Value of Common Stock 1999 2000 2001 2002 2003 Revenue 6.34 7.31 6.84 6.87 6.89

"TEAM" vs. Russell 2000 Stock Index, January 2002 - April 2004 Since January 1, 2002, TEAM has outperformed the Russell 2000 Index by 120%.

Operations

TechTeam's Global Presence


Edmonton, AB Canada
Davenport, IA
Chicago, IL
Detroit, MI
Portsmouth, RI
Omaha, NE
Colorado Springs, CO
Edison, NJ
Germantown, MD
Baltimore, MD
Henderson, NV
Irvine, CA
Nashville, TN
Washington, DC
Mesa, AZ
Chantilly, VA
Irving, TX
Greenville, SC
Tampa, FL
Gothenburg, Sweden
Uxbridge, England
Cologne, Germany
Gent, Belgium
Brussels, Belgium
Bucharest, Romania

TechTeam's Locations Southfield, Michigan Brussels, Belgium Uxbridge, United Kingdom Gothenburg, Sweden Cologne, Germany Davenport, Iowa Bucharest, Romania Dearborn, Michigan

Global Performance Management System (GPMS)



Organizational Framework
BoD
Strategic
Tactical
Operational
Strategy
Results
Policy Deployment and Prioritization
Objectives
H M M H
L H M M
M M H H
H L L H
Objectives
Metrics
Metrics
Decision Support and Performance Improvement
Management By Objectives / Rewards and Recognition
Business Plan and Budget
Goals: Customer Satisfaction • Employee Satisfaction • Profitability • Growth • Citizenship
Customer Requests
Technology
Industry Trends
Investors
Social & Economic
Government
Competition

31

"Offshore" Expansion

Site Selection Criteria Multilingual, covering majority of EMEA population (English, German, French, Spanish, and Italian) Availability of highly skilled staff Low cost of labor including charges Low overhead costs Quality of the education system Favorable fiscal regimes stimulating investment (tax benefits), job creation, and training Repatriation of profits generated Presence of existing companies in TechTeam's market segment for acquisition or joint venture Political and financial stability of the country Business ethics on private enterprise and government levels Availability and maturity of communications infrastructure Existing local contact center success stories 1. Romania 2. Czech Republic

Romania Form of Government: Republic Population: 23,000,000 Capital: Bucharest - Population 2,300,000 International Airport: Bucharest Rich and high quality education system with 185 universities Common language skills: English, French, German, Italian, Spanish (comprises 80% of European customer base) Romania is poised to join the European Union by 2007 Romania will host US forces starting 2004 US Most Favored Nation trade status NATO membership in the pipeline Time zone compatible with Western-Europe (+1h vs. Brussels)

Digital Support Corporation (DSC) Acquired by TechTeam December 31, 2003

Project-Based, Task Order, On-Site, & Off-Site Engagements Proven Program Management Innovative Technical Solutions A Solution Partner Founded in April 1984 Wholly owned subsidiary of TechTeam Global, Inc., a global provider of information technology and business outsourcing support services Nationwide Presence Staff located in 50 States and Puerto Rico Offices in Maryland, Rhode Island, Texas, and Virginia Customer Sectors Commercial Education Government Corporate Overview

Infrastructure Services Network Assessment and Planning Infrastructure Assessments and Auditing Modeling and Capacity Planning Enterprise Architecture COO, SOP, Disaster Recovery & Contingency Plans Network Design and Implementation Network Integration and Deployment Network Migrations and Upgrades Back Office and Desktop Relocations Storage/Backup Solutions Network Management Remote Maintenance and Monitoring IT Outsourcing Infrastructure Administration and Support Help Desk and Automated Support Systems Integration Pre-System Deployment Audit and Analysis Comprehensive Work Plan Development Team Based Integration and Implementation Post Deployment Support

Consulting Services Assessments and Testing Risk Analysis and Mitigation Strategies Information Assurance Program Design Technical Architecture and Design Disaster Recovery and Business Continuity Planning Implementation Services Policy and Procedure Development Technical Controls Implementation Training Information Assurance Services

DSC Key Clients Government Sector Federal State and Local State, City, County, Townships Agencies and Departments Public Safety Utilities Commercial Sector Healthcare Organizations and Providers Not-for-Profit Companies and Associations Insurance Providers, Carriers, etc. Professional Service Firms Education Sector Higher Education, Public Schools

Advanced Network Engineering (A.N.E.) Acquired by TechTeam May 13, 2004

ANE Services Overview Network Integration LAN and WAN networking (routing, switching, wireless, IP-telephony ...) Internet connectivity, firewalls, total security solutions Total WAN bandwidth solutions (internet, IP, LL, FR, IP, VPM) VPN and policy-based networking Directory services, LDAP Home office and mobile solution Network management Application Integration Groupware (Notes, Exchange) Lotus Notes & Domino Microsoft VB/VS & SQL-based development Internet/intranet development (Domino, MS, Sharepoint) E-business & e-commerce solutions Desktop solutions (Windows 2000, XP) Desktop- and host connectivity Database and information integration Application and web management Systems Integration Microsoft NT/2000/BackOffice & Terminal Server Microsoft Exchange Server Novell-solutions (NetWare, NDS, ZENworks, iDirectory etc.) System integration and migration projects SAN/NAS networking solutions Directory services (Active Directory, NDS) Citrix computing solutions (MetaFrame, Nfuse, ...) Desktop migrations and mass deployment roll-outs (unattended) Hot-standby, back-up, emergency recovery solutions Enterprise & system management (Unicenter, MOM)

ANE Technology Certifications Microsoft Certified Solution Provider Cisco Partner Symantec Enterprise Partner Citrix Silver Partner Belgacom Data Partner Novell Business Partner HP Solution Partner Lotus Advanced Business Partner Computer Associates Enterprise Solution Partner Silver IBM Business Partner Legato VAR Uunet VAR (MCI)

ANE Key Clients International Clients Volvo Europe (based in Gent) Alken-Maes (Belgian brewery) Carglass (windshields for cars) Domo (textiles) Lidl (retail) Lotus Bakeries (food) S.C.R. - Sibelco (chemical) Tele atlas (GPS software) Terumo Europe (healthcare) Punch International (digital printing) Carestel (rest stop restaurants) Local Clients VDAB (government) Zoo Antwerpen / Mechelen (local) Verzele-Laga (farm feed) DSM Kitchens Law Offices

Growth Strategy and Summary

TechTeam's Growth Strategy Further penetrate existing clients, attract new clients, and extend service lines Leverage technology and training for higher margins Expand globally Pursue selective acquisitions, joint ventures, and alliances Continue a strong commitment to quality service Develop and grow a technically proficient employee base, concentrate on employee retention and career pathing

The TechTeam Difference Internationally recognized client base Multiple service offerings Technically proficient employee base Recognition for delivery of quality services Advanced technology infrastructure Strong financial position and solid balance sheet

IDEAS that work SOLUTIONS that last TechTeam is on the move!